Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                            LEV PHARMACEUTICALS, INC.
              FORM 10-QSB FOR THE THREE MONTHS ENDED MARCH 31, 2005
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I am the Chief Executive Officer of Lev Pharmaceuticals, Inc., a Delaware corporation (the "Company"). I am delivering this certificate in connection with the Form 10-QSB of the Company for the three months ended March 31, 2005 and filed with the Securities and Exchange Commission ("Form 10-QSB").

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-QSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date: May 19, 2005
                                             /s/ Joshua D. Schein
                                             -------------------
                                             Joshua D. Schein
                                             Chief Executive Officer